UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2006
                                                           -------------

                           SENECA-CAYUGA BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Federal                           000-52111                16-160243
------------------------------     ---------------------     -------------
(State or Other Jurisdiction)      (Commission File No.)    (I.R.S. Employer
  of Incorporation)                                         Identification No.)


19 Cayuga Street, Seneca Falls, New York                      13148
----------------------------------------                      -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (315) 568-5855
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On July 10, 2006, Seneca-Cayuga Bancorp, Inc. (the "Company") issued a press release disclosing that it has completed its stock offering. The transaction closed on July 10, 2006 and shares of the Company's common stock are expected to begin trading on the OTC Bulletin Board on the morning of July 11, 2006 under the symbol "SCAY." A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired: None

     (b)  Pro Forma Financial Information: None

     (c)  Shell Company Transactions. None

     (d)  Exhibits:

          Exhibit 99.1: Press Release














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SENECA-CAYUGA BANCORP, INC.


DATE:  July 11, 2006                  By: /s/ Robert E. Kernan.Jr.
                                          -------------------------
                                          Robert E. Kernan, Jr.
                                          President and Chief Executive Officer






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                                  EXHIBIT 99.1